Execution Version 153109895v2 #100431391v1 TWELFTH AMENDMENT TO CREDIT AGREEMENT This TWELFTH AMENDMENT, dated as of May 29, 2025 (this "Amendment"), to the Credit Agreement, dated as of July 23, 2018, by and among the lenders from time to time party thereto (individually, a "Lender," and any and all such lenders collectively, the "Lenders"), CHS (US) Management LLC (as successor-in-interest to Double Helix Pte Ltd), as the Agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"), and Rent the Runway, Inc., a Delaware corporation (the "Borrower") (as amended by the First Amendment to Credit Agreement, dated as of December 21, 2018, the Second Amendment to Credit Agreement, dated as of April 24, 2019, the Third Amendment to Credit Agreement and First Amendment to the Security Agreement, dated as of November 26, 2019, the Fourth Amendment to Credit Agreement, dated as of June 2, 2020, the Fifth Amendment to Credit Agreement, dated as of August 18, 2020, the Sixth Amendment to Credit Agreement and Second Amendment to the Security Agreement, dated as of October 26, 2020, the Seventh Amendment to Credit Agreement and Third Amendment to the Security Agreement, dated as of October 18, 2021, the Eighth Amendment to Credit Agreement, dated as of August 15, 2022, the Ninth Amendment to Credit Agreement, dated as of January 31, 2023, the Tenth Amendment to Credit Agreement, dated as of December 1, 2023, the Eleventh Amendment to Credit Agreement, dated as of March 31, 2025 (the “Eleventh Amendment”), and as further amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") is by and among the Borrower, the Lenders and the Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided in the Credit Agreement. WHEREAS, pursuant to Sections 7.16(a)(ii), 7.16(b)(ii) and 7.16(c)(ii) of the Credit Agreement, the 2025 Covenant Levels (as defined below) are to be mutually agreed by the Agent and Borrower in accordance with Section 7.16(d) of the Credit Agreement; WHEREAS, pursuant to Section 7.16(d) of the Credit Agreement, the maximum amount of Inventory CapEx, Fixed Operating Expenditures and Marketing Spend (a) for each Inventory CapEx Test Period, FOE Test Period and Marketing Spend Test Period, as applicable, during the Fiscal Year ending January 31, 2026 and (b) in the aggregate for the Fiscal Year ending January 31, 2026 (collectively, the “2025 Covenant Levels”), in each case, must be determined by no later than March 31, 2025 (the “Original 2025 Covenant Levels Due Date”); WHEREAS, pursuant to the Eleventh Amendment, the Borrower, the Agent and the Lenders agreed to extend the Original 2025 Covenant Levels Due Date to May 30, 2025; and WHEREAS, the Borrower, the Agent and the Lenders have agreed to further extend the Original 2025 Covenant Levels Due Date, as provided more fully herein, subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the mutual agreements contained in the Credit

2 153109895v2 #100431391v1 Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1 Amendment to the Credit Agreement; Acknowledgment. 1.01 Subject to the satisfaction in full of the conditions to effectiveness set forth in Section 2 below, the Borrower, the Agent and the Lenders hereby agree to extend the Original 2025 Covenant Levels Due date to July 31, 2025. 1.02 The amendment in this Section 1 shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect. Section 2 Effectiveness. This Amendment shall become effective and be deemed effective as of the date on which the Agent shall have received this Amendment, duly executed by the Agent, the Borrower and the Lenders (the date of such effectiveness being herein called the "Amendment Effective Date"). Section 3 Miscellaneous. 3.01 Continuing Effect; No Waiver. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment, and (ii) all references in the other Loan Documents to the "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment. To the extent that the Credit Agreement or any other Loan Document purports to pledge to the Agent, or to grant to the Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Credit Parties, other than as expressly provided herein, including, without limitation, the Credit Parties' obligations to repay the Loans in accordance with the terms of Credit Agreement, or the obligations of the Credit Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect, and nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of any Credit Party under the Credit Agreement, as modified hereby, or the other Loan Documents from any of its obligations and liabilities as a "Borrower" or "Credit Party" thereunder. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent and the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

3 153109895v2 #100431391v1 3.02 Loan Document. This Amendment is a Loan Document under and as defined in the Credit Agreement. 3.03 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it. 3.04 Headings. Headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify or affect any of the terms or provisions hereof. 3.05 Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Credit Parties, the Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Credit Agreement. 3.06 Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. 3.07 Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment. 3.08 Consent to Jurisdiction; Governing Law; Waiver of Jury Trial. Sections 12.2, 12.3 and 12.13 of the Credit Agreement are incorporated herein mutatis mutandis. [Remainder of page intentionally left blank.]

[Signature Page to Twelfth Amendment to Credit Agreement] 153109895v2 #100431391v1 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. RENT THE RUNWAY, INC., as Borrower By: /s/ Siddharth Thacker Name: Siddharth Thacker Title: Chief Financial Officer

[Signature Page to Twelfth Amendment to Credit Agreement] 153109895v2 #100431391v1 CHS (US) MANAGEMENT LLC, as Agent By: /s/ David Zhang Name: David Zhang Title: Authorized Signatory

[Signature Page to Twelfth Amendment to Credit Agreement] 153109895v2 #100431391v1 CHS US INVESTMENTS LLC, as a Lender By: CHS GP LP, as manager By: CHS UGP LLC, as general partner By: /s/ David Zhang Name: David Zhang Title: Authorized Signatory